Exhibit 10.42
                                                      -------------


                       CHANGE ORDER NO. 10

                     DATED November 6, 1998

                               TO

                   PURCHASE AGREEMENT NO. 1663

                             BETWEEN

                       THE BOEING COMPANY

                               AND

                     UNITED AIR LINES, INC.


THIS CHANGE ORDER DOCUMENTS CHANGES APPLICABLE TO [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] "A" MARKET AIRCRAFT


I.     Purpose of Change Order 10.
       --------------------------

     The purpose of this Change Order 10 is to collect and make current all historical special features included in the "A" Market configuration, including Exhibit A-1, previous Change Orders 1 through 7, and master changes purchased between the execution of Change Order 7 and execution of this Change Order
10. Accordingly, the net effect on weight and pricing of all special features previously purchased are reflected herein.

Purchase Agreement No. 1663, dated December 18, 1990 between The
Boeing Company and United Air Lines, Inc. as previously amended
(the Agreement) is hereby further amended as follows:

II.    Effect of Changes on Exhibit A-1 (Detail Specification).
       -------------------------------------------------------

     The attached Price Tabulation including the effects of the changes listed are hereby deemed incorporated into Exhibit A-1 and Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


Change Order No. 10 to
Purchase Agreement No. 1663
Page 2

III.   Effect of Changes on the Purchase Agreement (Except Exhibit A-1).
       ----------------------------------------------------------------

               As shown in the table below, the total net price of all Special Features applicable to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (including Exhibit A-1 and Change Orders 1 through 7, plus the additional changes in this Change Order 10) was [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. For all [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the total net price of all Special Features (including Exhibit A-1 and Change Orders 1 through this Change Order 10) shall be [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


                        Per Aircraft Price      Per Aircraft Price
                        Adjustment              Adjustment
                        [*CONFIDENTIAL          [*CONFIDENTIAL
                        MATERIAL OMITTED        MATERIAL OMITTED
                        AND FILED               AND FILED
                        SEPARATELY WITH         SEPARATELY WITH
                        THE SECURITIES          THE SECURITIES
                        AND EXCHANGE            AND EXCHANGE
                        COMMISSION              COMMISSION
                        PURSUANT TO A           PURSUANT TO A
                        REQUEST FOR             REQUEST FOR
                        CONFIDENTIAL            CONFIDENTIAL
Aircraft Effectivity    TREATMENT]              TREATMENT]

____________________    __________________      ___________________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


SIGNED as of the day and year first above written.

                       **********************


THE BOEING COMPANY                 UNITED AIR LINES, INC.


By  /s/ Brian R. Belka             By /s/ Douglas A. Hacker
    ------------------                ---------------------
                                          Douglas A. Hacker


Its Attorney-in-Fact               Its Senior Vice President and
    ----------------                   -------------------------
                                       Chief Financial Officer



Attachment to Change Order No. 10
to Purchase Agreement No. 1663
Page 1 of 6


                        Price Tabulation
                   UAL Model 777-222 Aircraft
                       Block A "A" Market
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] Aircraft


CHANGE NO.      TITLE       [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    __________    __________  __________  __________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Attachment to Change Order No. 10
to Purchase Agreement No. 1663
Page 2 of 6


CHANGE NO.      TITLE       [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    __________    __________  __________  __________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
EXHIBIT "A"                 [*CONFIDENTIAL MATERIAL OMITTED AND
TOTAL                        FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Attachment to Change Order No. 10
to Purchase Agreement No. 1663
Page 3 of 6


CHANGE NO.      TITLE       [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    __________    __________  __________  __________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.1                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment to Change Order No. 10
to Purchase Agreement No. 1663
Page 4 of 6


CHANGE NO.      TITLE       [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    __________    __________  __________  __________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.2                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.3                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.4                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Attachment to Change Order No. 10
to Purchase Agreement No. 1663
Page 5 of 6


CHANGE NO.      TITLE       [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    __________    __________  __________  __________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.5                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.6                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
TOTAL C.O.7                 [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Attachment to Change Order No. 10
to Purchase Agreement No. 1663
Page 6 of 6



CHANGE NO.      TITLE       [*CONFIDENTIAL MATERIAL OMITTED AND
                             FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    __________    __________  __________  __________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
___________    ___________  ___________ ___________ ___________
ADDITIONAL                  [*CONFIDENTIAL MATERIAL OMITTED AND
CHANGE                       FILED SEPARATELY WITH THE SECURITIES
TOTAL                        AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]


___________    ___________  ___________ ___________ ___________
GRAND                       [*CONFIDENTIAL MATERIAL OMITTEED AND
TOTAL                        FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION PURSUANT TO
                             A REQUEST FOR CONFIDENTIAL TREATMENT]



                       Total Weight Change


Engineering Tab Block          MEW                    OEW

[*CONFIDENTIAL            (SEE NOTE 1)           (SEE NOTE 1)
MATERIAL OMITTED
AND FILED
SEPARATELY WITH
THE SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT]

[*CONFIDENTIAL            (SEE NOTE 1)           (SEE NOTE 1)
MATERIAL OMITTED
AND FILED
SEPARATELY WITH
THE SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT] Follow-On


NOTE 1: Weight change data was not completed at the time of signing this Change Order. Weights will be provided to Buyer not later than 30 days after the date of execution of this Change
Order.